UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report: May 1, 2005
                        (Date of earliest event reported)

                               Griffon Corporation
_____________________________________________________________________________
             (Exact name of registrant as specified in its charter)


  Delaware                      1-6620                            11-1893410
_____________________________________________________________________________
 (State or other              (Commission                       (IRS Employer
 jurisdiction of              File Number)                      Identification
 incorporation)                                                      No.)

  100 Jericho Quadrangle, Jericho, New York                         11753
______________________________________________________________________________
  (Address of principal executive offices)                       (Zip Code)

                                 (516) 938-5544
______________________________________________________________________________
              (Registrant's telephone number including area code)


                                      N/A
______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below): ----

_  Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
_  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 3, 2005, the Board of Directors of Griffon Corporation (the "Registrant") amended Section 2.3(c ) of the Registrant's 2001 Stock Option Plan to provide the Compensation Committee of the Board of Directors with full discretion to determine the vesting of any stock option granted under the terms of the 2001 Stock Option Plan. The Board of Directors determined that such flexibility is advisable due to the recent changes in the accounting treatment of stock options. A copy of the 2001 Stock Option Plan, as amended, is attached as Exhibit 10.1 hereto.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 3, 2005, the Registrant issued a press release announcing the Registrant's financial results for the fiscal quarter ended March 31, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) In connection with his retirement as an officer of the Registrant, Robert Balemian has resigned as a member of the Board of Directors effective May 1, 2005. In addition, Abraham Buchman has resigned as a member of the Board of Directors of the Registrant effective May 2, 2005.

(d) On May 3, 2005, upon the recommendation of the Nominating and Governance Committee of the Board of Directors, the Board of Directors appointed Blaine V. Fogg as a member of the Board of Directors to fill one of the vacancies reported under Item 5.02(b), above. Mr. Fogg was also appointed to the Ethics Committee of the Board of Directors upon the recommendation of the Nominating and Governance Committee.

There is no arrangement or understanding between Mr. Fogg and any other person pursuant to which Mr. Fogg was appointed as a director of the Registrant.

There were no transactions or series of transactions since the beginning of Registrant's last fiscal year, or any currently proposed transaction or series of transactions to which the registrant was a party in which the amount exceeds $60,000 and in which Mr. Fogg has a direct or indirect material interest.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  10.1      Griffon Corporation 2001 Stock Option Plan, as amended

              99.1      Press Release dated May 3, 2005

     The information filed as exhibit 99.1 to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GRIFFON CORPORATION


                                    By:  /s/Eric Edelstein
                                       ----------------------------------------
                                       Eric Edelstein, Executive Vice President


Date:  May 3, 2005

                                  EXHIBIT INDEX

         10.1     Griffon Corporation 2001 Stock Option Plan, as amended

         99.1     Press Release dated May 3, 2005